UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2026

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Main Street Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed in reports filed by Biofrontera Inc. (the “Company”) with the Securities and Exchange Commission, in June 2024, Sun Pharmaceutical Industries, Inc. (“Sun”) instituted proceedings against the Company and certain of its affiliates in the U.S. District Court for the District of Massachusetts and the International Trade Commission alleging infringement of two patents held by Sun (the “Sun Patents”). In connection with these proceedings, the Company challenged the validity of the Sun Patents by filing separate petitions for review at the U.S. Patent Trial and Appeal Board (the “Board”) for each of the Sun Patents.

On February 23, 2026, the Board issued a Final Written Decision (the “Decision”) finding all challenged claims of Sun’s U.S. Patent No. 11,697,028 unpatentable. Sun has the right to request a rehearing of the Decision, to petition the Director of the U.S. Patent and Trademark Office for review of the Decision, and to appeal the Decision to the United States Court of Appeals for the Federal Circuit. The Decision does not affect the petition filed by the Company relating to the other Sun Patent, which was denied review by the Board.

The impact of the Decision on the proceedings pending in the U.S. District Court for the District of Massachusetts and the International Trade Commission is not determinable at this time. For additional information regarding the proceedings, reference is made to Note 18 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

The Company issued a press release regarding the foregoing matters on February 26, 2026. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 8.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated February 26, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2026 (Date)	Biofrontera Inc. (Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer